UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule § 240.14a-12

EXPION360 INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Expion360 Inc.
2025 SW Deerhound Avenue
Redmond, Oregon 97756
PROXY STATEMENT SUMMARY
This summary contains highlights about the upcoming 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Expion360 Inc. (the “Company,” “we,” “us” or “our”). This summary does not contain all of the information that you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting.
2025 Annual Meeting of Stockholders

Date and Time:	Thursday, July 31, 2025 at 9:00 a.m. Pacific Time

Location:	Comfort Suites Redmond Airport located at 2243 SW Yew Avenue, Redmond, Oregon 97756

Record Date:	June 4, 2025

Mailing Date:	We intend to mail the proxy materials to our stockholders on or about June 17, 2025

Voting Matters and Board Recommendations

Proposal No.	Proposals	Recommendation of Our Board
(1)
The election of five directors to serve on our board of directors for a one-year term of office expiring at the annual meeting of stockholders to be held in 2026 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;
FOR each Director Nominee

(2)	The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2025;	FOR

(3)	The approval of an increase of shares of our common stock, par value $0.001 per share (our “Common Stock”), authorized under our 2021 Incentive Award Plan; and	FOR

(4)	The approval of an increase of shares of Common Stock authorized under our 2021 Employee Stock Purchase Plan.	FOR

Only holders of record of our Common Stock at the close of business on June 4, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were issued and outstanding approximately 3,374,468 shares of our Common Stock.
Each share of our Common Stock entitles the holder thereof to one vote. A Notice of Internet Availability of Proxy Materials is being mailed to stockholders on or about June 17, 2025.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JULY 31, 2025
To the Stockholders of Expion360 Inc.
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Expion360 Inc., a Nevada corporation (the “Company,” “we,” “us,” or “ours”), will be held on Thursday, July 31, 2025, at 9:00 a.m. Pacific Time, at the Comfort Suites Redmond Airport located at 2243 SW Yew Avenue, Redmond, Oregon 97756, for the following purposes:
1.
To elect five directors to serve on our board of directors (our “Board”) for a one-year term of office expiring at the annual meeting of stockholders to be held in 2026 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;

2.	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2025;
3.	To approve an increase of shares of common stock, par value $0.001 per share (our “Common Stock”), authorized under our 2021 Incentive Award Plan; and
4.	To approve an increase of shares of Common Stock authorized under our 2021 Employee Stock Purchase Plan.
We may also transact any other business that is properly presented at the Annual Meeting or any continuation, adjournments or postponements thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.
Our Board has fixed the close of business on June 4, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. Whether or not you plan on attending the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting. Please refer to the section of the Proxy Statement titled “Questions and Answers About the Annual Meeting and Voting—How can I vote my shares?”

By Order of the Board,

/s/ Paul Shoun
Paul Shoun
Co-Founder, President, and Chairman of our Board

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: June 17, 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.
The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

PROXY STATEMENT
For the 2025 Annual Meeting of Stockholders
To be held Thursday, July 31, 2025
This Proxy Statement is solicited on behalf of the board of directors (our “Board”) of Expion360 Inc., a Nevada corporation (the “Company,” “we,” “us,” or “ours”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Thursday, July 31, 2025, at 9:00 a.m. Pacific Time, or at any continuation, postponement, or adjournment thereof.
The Annual Meeting is being held for the purposes discussed in this Proxy Statement in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the Securities and Exchange Commission (the “SEC”) rules. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled “Who should I contact with other questions?” below.
Q:	When and where will the Annual Meeting be held?
A:
The Annual Meeting will be held on Thursday, July 31, 2025, at 9:00 a.m. Pacific Time, or at any continuation, postponement, or adjournment thereof. The Annual Meeting will be held at the Comfort Suites Redmond Airport located at 2243 SW Yew Avenue, Redmond, Oregon 97756.

Q:	What proposals am I being asked to vote upon at the Annual Meeting?
A:	The proposals to be voted on at the Annual Meeting, and our Board’s recommendation with respect to each proposal, are as follows:

Proposal No.	Proposals	Recommendation of Our Board
(1)
The election of five directors to serve on our Board for a one-year term of office expiring at the annual meeting of stockholders to be held in 2026 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;
FOR each Director Nominee

(2)	The ratification of the appointment of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the year ending December 31, 2025;	FOR

(3)	The approval of an increase of shares of common stock, par value $0.001 per share (our “Common Stock”) authorized under our 2021 Incentive Award Plan (our “2021 Plan”); and	FOR

(4)	The approval of an increase of shares of Common Stock authorized under our 2021 Employee Stock Purchase Plan (our “2021 ESPP”).	FOR

Q:	Why am I receiving these proxy materials?
A:
This Proxy Statement is solicited on behalf of our Board for use at the Annual Meeting, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and any other business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Our proxy materials are available electronically at www.proxyvote.com. At this website, you will find a complete set of the proxy materials including the Proxy Statement, our Annual Report on Form 10-K for the year ended

December 31, 2024, as amended (our “Annual Report”), and form proxy card. You are encouraged to access and review all of the information contained in the proxy materials before submitting a proxy or voting at the Annual Meeting.
Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials?
A:
Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Such notice contains instructions on how to access the proxy materials, including this Proxy Statement and our Annual Report, each of which are available at www.proxyvote.com. Such notice also provides instructions on how to vote your shares.

Q:	Who can vote at the Annual Meeting?
A:
Only our stockholders at the close of business on June 4, 2025 (the “Record Date”) will be entitled to attend and to vote at the Annual Meeting. You are entitled to one vote on each proposal for each share of Common Stock you held on the Record Date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

On the Record Date, there were 3,374,468 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our executive offices located at 2025 SW Deerhound Avenue, Redmond, Oregon 97756 for ten days prior to the Annual Meeting and also at the Annual Meeting.
Q:	What is the difference between a stockholder “of record” and a “street name” holder?
A:
If, on the Record Date, your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares.

If, on the Record Date, your shares are held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the bank, broker, dealer, or other nominee how to vote their shares. Please contact your nominee directly for additional information.
Q:	What is the quorum requirement for the Annual Meeting?
A:
The presence of holders of at least one-third of the voting power of the outstanding shares of our Common Stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

•	you are present in person at the Annual Meeting; or
•	your shares are represented by a properly authorized and submitted proxy (submitted by mail, by telephone, or over the Internet).
If you are a stockholder “of record” and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker, dealer, or other nominee submits a proxy covering your shares. Your bank, broker, dealer, or other nominee is entitled to submit a proxy covering your shares as to certain routine matters such as ratification of our independent registered public accounting firm, even if you have not instructed bank, broker, dealer, or other nominee on how to vote on those matters. Please refer to the question titled “What if I do not specify how I want my shares voted?” below. In the absence of a quorum, the Annual Meeting may be adjourned to a day, time, and place as determined by the Chairman of the Annual Meeting.

Q:	How can I vote my shares?
A:	You may vote using any of the following methods:
✔
By Mail - Stockholders “of record” may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in “street name” may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their bank, broker, dealer, or other nominee and mailing them in the accompanying pre-addressed envelopes.

✔
By Internet - Stockholders “of record” may submit proxies by following the Internet voting instructions on their proxy cards. Stockholders who hold shares beneficially in “street name” may provide voting instructions by accessing the website specified on the voting instruction forms provided by their bank, broker, dealer, or other nominee. Please check the voting instruction form for Internet voting availability.

✔
By Telephone - Stockholders “of record” who live in the United States or Canada may provide voting instructions by telephone by calling the number specified on their proxy cards. Stockholders who hold shares beneficially in “street name” and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instructions provided by their bank, broker, dealer, or other nominee. Please check the voting instruction form for telephone voting availability.

✔
In Person at the Annual Meeting - Stockholders “of record” may vote their shares in person at the Annual Meeting. Stockholders who hold shares held beneficially in “street name” may vote their shares in person only if they obtain a legal proxy from their bank, broker, dealer, or other nominee that holds their shares giving them the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone or Internet so your vote will be counted if you later decide not to attend the Annual Meeting. Internet and telephone voting closes at 11:59 p.m. Eastern Time on Wednesday, July 30, 2025, the day before the Annual Meeting. Stockholders who submit a proxy by Internet or telephone do not need to return a proxy card or the form forwarded by their bank, broker, dealer, or other nominee by mail.
Q:	What can I do if I change my mind after I vote my shares?
A:
As a stockholder “of record,” if you submit a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders “of record” may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Chief Financial Officer at our executive offices located at 2025 SW Deerhound Avenue, Redmond, Oregon 97756, (ii) duly submitting a later-dated proxy over the Internet, by telephone, or by mail, or (iii) attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in “street name,” you may change your voting instructions by following the instructions of your bank, broker, dealer, or other nominee.

Q:	What if I receive more than one proxy card or Notice?
A:
If you receive more than one set of proxy materials, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

Q:	How will my shares be voted?
A:
Stockholders “of record” as of Record Date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

Q:	What if I do not specify how I want my shares voted?
A:
As a stockholder “of record,” if you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the person named in the proxy will vote your shares “FOR” each director nominee in Proposal No. 1 and “FOR” Proposal Nos. 2, 3, and 4.

As a stockholder whose shares are held in “street name,” if you do not instruct your bank, broker, dealer, or other nominee how to vote your shares, your nominee may not be able to vote your shares in its discretion. A “broker non-vote” occurs when a bank, broker, dealer, or other nominee holding shares beneficially in “street name” has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in “street name” and do not provide voting instructions to your bank, broker, dealer, or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker, dealer, or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered entitled to vote on all the proposals in question. Banks, brokers, dealers, or other nominees generally have discretionary authority to vote on Proposal No. 2, which is considered a “routine” matter, but do not have discretionary authority to vote on Proposal Nos. 1, 3, and 4, which are considered “non-routine” matters.
In their discretion, the proxy holders named in the enclosed proxy card are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. Our Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.
Q:	What are the voting requirements to approve each of the proposals?
A:
All votes will be tabulated as required by Nevada law, the state of our incorporation, by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes for, against, withheld, and abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

Proposal	Voting Requirement	Effect of Withheld Votes or Abstentions	Effect of Broker Non-Votes
Proposal No. 1: Election of Directors
Each director nominee will be elected by a plurality of the votes cast under Proposal No. 1 (assuming that a quorum is present).

A “plurality of the votes” means that the five director nominees receiving the highest number of votes at the Annual Meeting will be elected.
		A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: Ratification of Our Independent Registered Public Accounting Firm	Requires that the number of votes cast “FOR” Proposal No. 2 exceeds the number of votes cast “AGAINST” Proposal No. 2 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Because a bank, broker, dealer, or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

Proposal	Voting Requirement	Effect of Withheld Votes or Abstentions	Effect of Broker Non-Votes
Proposal No. 3: Amendment of Our 2021 Plan	Requires that the number of votes cast “FOR” Proposal No. 3 exceeds the number of votes cast “AGAINST” Proposal No. 3 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 4: Amendment of Our 2021 ESPP	Requires that the number of votes cast “FOR” Proposal No. 4 exceeds the number of votes cast “AGAINST” Proposal No. 4 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.

Q:	Who is paying for the cost of this proxy solicitation?
A:
The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy, the Notice and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokers, dealers, and other nominees holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers, or staff members. No additional compensation will be paid to our directors, officers or staff members for such services.

Q:	How may I obtain an additional copy of the proxy materials? How may I reduce the number of copies our household receives?
A:
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of our annual report and proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the Nevada Revised Statutes and potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single copy of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders by written or oral request, after which we will promptly deliver a separate copy of our proxy materials to one or more stockholders at a shared address to which a single copy of our proxy materials was delivered. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your bank or broker. If you are a holder “of record,” you may call Broadridge at (800) 542-1061 or submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717.
Q:	How can I receive future proxy statements and related materials electronically in the future?
A:
If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Q:	Where can I find the voting results of the Annual Meeting?
A:
We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four (4) business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Q:	Who should I contact with other questions?
A:
If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact our Chief Financial Officer at: Expion360 Inc., 2025 SW Deerhound Avenue, Redmond, Oregon 97756.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Board of Directors
Our business is managed under the direction of our Board. Our Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. Our Board also holds special meetings when an important matter requires Board action between scheduled meetings and also acts by unanimous written consent when necessary and appropriate. Our Board met ten times during 2024. In addition, our Board took action one time during 2024 by unanimous written consent in lieu of a meeting, as permitted by applicable law. During 2024, each member of our Board attended or participated in 75% or more of the aggregate of the total number of meetings of our Board and committees on which they served during the period for which such director was serving as a director. We, and our Board, expect all current directors to attend our annual meetings of stockholders barring unforeseen circumstances or irresolvable conflicts. While we do not have a written policy on Board attendance at annual meetings of stockholders, we schedule a Board meeting immediately after the annual meeting for which members attending receive compensation. Three of our directors who were serving as directors at the time attended our annual meeting of stockholders held in 2024.
Board Leadership
Paul Shoun, our Co-Founder and President, also serves as Chairman of our Board. Currently, our Board does not have a Lead Independent Director. Although our Board may assess the appropriate leadership structure from time to time in light of internal and external events or developments and reserves the right to make changes in the future, it believes that the current structure is appropriate at this time given the size and experience of our Board, as well as the background and experience of management. Our Board does not believe that having the President serve as Chairman of our Board materially impacts its process for risk oversight because Board committees (comprised entirely of independent directors during the year ended December 31, 2024) play the central role in risk oversight.
Director Qualifications and Diversity
Our Nominating and Corporate Governance Committee is responsible for the review of corporate governance; identifying, reviewing, and managing our Board’s composition; evaluating the performance of our Board as applies to our Code of Business Conduct and Ethics and Board and internal policies; ensuring compliance with all laws, regulations, and best practices; ensuring adequacy of charter and policies; recommending persons for election to our Board; reviewing the composition of committees of our Board and recommending persons to be members of such committees; and reviewing conflicts of interest of members of our Board and corporate officers. Our Nominating and Corporate Governance Committee may use outside consultants to assist in identifying candidates and will also consider advice and recommendations from stockholders, management, and others as it deems appropriate.
When evaluating director nominees, our Nominating and Corporate Governance Committee considers the following factors:
•	the current size and composition of our Board and the needs of our Board and respective Board committees;
•
business and financial experience and acumen, integrity, willingness to devote the necessary time and energy to fulfill director responsibilities, independence, judgment, diversity of experience, length of service, and potential conflicts of interest; and

•	other factors that our Nominating and Corporate Governance committee may consider appropriate.
Our goal is to assemble a board of directors that brings together a variety of skills derived from high quality business and professional experience. While we do not have a formal diversity policy for Board membership, our Board does seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. In considering candidates for our Board, our Nominating and Corporate Governance Committee, which is comprised of independent directors, consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Board Committees and Charters
Our Board has three standing committees – our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our Board maintains charters for each of these standing committees. The charters of our standing Board committees are available in the “Corporate Governance” section of our investor relations website at www.investors.expion360.com.
Audit Committee
We have a separately designated standing audit committee (our “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee consists of Messrs. Steven M. Shum (Chair), George Lefevre, and Tien Q. Nguyen, each of whom meet the requirements for independence under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and SEC rules and regulations and is financially literate. Mr. Shum is the Chair of our Audit Committee and has been determined by our Board to be an “audit committee financial expert” as such term is defined under SEC rules and regulations. Our Board has considered the independence and other characteristics of each member of our Audit Committee and believes that each member meets the independence and other requirements of Nasdaq and the SEC. Our Audit Committee operates under a written charter that satisfies the applicable standards of SEC and Nasdaq.
Our Audit Committee, among other things, is responsible for:
•	overseeing the integrity of our financial statements and the other financial information we provide to our stockholders and other interested parties;
•
monitoring the periodic reviews of the adequacy of the auditing, accounting, and financial reporting processes and systems of internal control that are conducted by our independent registered public accounting firm and management;

•	being responsible for the selection, retention, compensation, and termination of our independent registered public accounting firm;
•	overseeing the independence and performance of our independent registered public accounting firm;
•	facilitating communication among our independent registered public accounting firm, management, and our Board;
•	preparing our audit committee report required by SEC rules and regulations to be included in our annual proxy statement; and
•	performing such other duties and responsibilities as are enumerated in and consistent with our Audit Committee charter.
During 2024, our Audit Committee met four times.
Compensation Committee
We have a separately designated standing Compensation Committee, which is currently comprised of Messrs. Nguyen (Chair), Lefevre and Shum. Our Board has considered the independence and other characteristics of each current and anticipated member of our Compensation Committee. Our Board believes that each member of our Compensation Committee meets the requirements for independence under the current requirements of Nasdaq, is a nonemployee director as defined by Rule 16b-3 promulgated under the Exchange Act, and is an outside director as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
Our Compensation Committee oversees the Company’s compensation structure and practices for both executive officers and director compensation, including incentive-based compensation and equity-based plans. Our Compensation Committee reviews and evaluates the performance of the Company’s directors and executive officers and provides recommendations to our Board regarding the form and amount of compensation to be paid by the Company to directors and executive officers. Our Compensation Committee may use outside consultants it deems necessary or appropriate to carry out its responsibilities.
Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq.

Our Compensation Committee is, among other things, responsible for:
•	assisting our Board in developing and reviewing compensation programs applicable to our executive officers and directors;
•	overseeing our Company’s overall compensation philosophy, strategy, and objectives;
•	approving he total compensation opportunity, as well as each component of compensation, paid to our executive officers and directors;
•	administering our equity-based and cash-based compensation plans applicable to our directors, officers and employees;
•	preparing the report of our Compensation Committee required by SEC rules to be included in our annual proxy statement; and
•	performing such other duties and responsibilities as are enumerated in and consistent with our Compensation Committee charter.
During 2024, our Compensation Committee met one time and took action by unanimous written consent one time.
Role of Compensation Consultant
Our Compensation Committee has the power to engage independent advisors to assist it in carrying out its responsibilities.
Our Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”), an internationally recognized compensation consulting firm, as its compensation consultant in 2023. FW Cook reviewed and advised our Compensation Committee on our director compensation practices. Our Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and concluded that the work of FW Cook has not raised any conflict of interest.
Our Compensation Committee reviewed widely-used survey data to benchmark our director compensation arrangements. Our Compensation Committee used broad survey data, in part, because there was a lack of direct data on publicly traded ultra micro-cap lithium-ion battery companies as a peer group. Additionally, our Compensation Committee chose this approach as the large size of the survey reduced the dependence of the results on any one industry that could otherwise skew the survey results in any particular year.
Using this approach, FW Cook compared positions of similar scope and complexity with the data contained in the surveys. FW Cook then provided a compensation range for each director. Our Compensation Committee set target compensation levels for directors in the 25th percentile range of micro-organizations due to the current size of the Company. Our Compensation Committee believes the use of this range (i) helps ensure our compensation program provides sufficient compensation to attract and retain talented directors and (ii) maintains internal pay equity, without overcompensating the directors. Each director’s target compensation level for this purpose is based on the sum of his annual cash compensation, annual equity grant, committee Chair retainers, and board leadership retainer.
Due to a lack of data and the emerging market in which we operate, our Compensation Committee is unable to review pay practices at companies of similar size and industry. The current peer group data used to evaluate the compensation arrangements for our directors includes widely used survey data from micro-organizations constituting $50 million to less than $500 million in annual revenue. With respect to FW Cook’s assessment, the comparable group of companies focused on the companies within the 25th percentile of the survey data within the micro-organizations band.
FW Cook’s advice from 2023 has continued to be used in compensation decisions though the present date, and it is expected that FW Cook’s assessment using both survey data and peer group analyses will continue to be considered in setting compensation and in renewing the terms of employment agreements for our executive officers until our Compensation Committee determines it is necessary to seek updated data and advice.
Nominating and Corporate Governance Committee
We have a separately designated a standing Nominating and Corporate Governance Committee, which is currently comprised of Messrs. Lefevre (Chair), Nguyen, and Shum. Our Nominating and Corporate Governance Committee operates under a written charter. Under our policy, our Nominating and Corporate Governance Committee, which are all independent, nominate our directors. We also consider any nominations of director candidates validly made by our stockholders if submitted in a timely manner and will apply the same criteria to all persons being considered.
Our Nominating and Corporate Governance Committee is, among other things, responsible for:
•	assisting our Board in identifying candidates qualified to serve as directors, consistent with selection criteria approved by our Board and our Nominating and Corporate Governance Committee;
•	recommending to our Board the appointment of director nominees that meet the selection criteria;
•	recommending to our Board the appointment of directors to serve on each Board committee;
•	developing and recommending to our Board such corporate governance policies and procedures as our Nominating and Corporate Governance Committee determines is appropriate from time to time;
•	overseeing the performance of our Board, and of each committee of our Board; and
•	performing such other duties and responsibilities as are consistent with our Nominating and Corporate Governance Committee charter.
During 2024, our Nominating and Corporate Governance Committee met two times.
Stockholder Nominations for Directorships
Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Chief Financial Officer of the Company at the address set forth below under “Stockholder Proposals and Director Nominations For 2026 Annual Meeting” in accordance with the provisions set forth in our Amended and Restated Bylaws (our “Bylaws”). All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All stockholders’ recommendations for director candidates must be received by the Company in the timeframes set forth under the heading “Stockholder Proposals and Director Nominations For 2026 Annual Meeting” below.
•	the name and address of record of the stockholder;
•
a representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;

•
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

•	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;
•	a description of any arrangements or understandings between the stockholder and the proposed director candidate; and
•	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.
Assuming that appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our Bylaws.
Board Role in Risk Oversight
Our Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company. Our Board also oversees the appropriate allocation of responsibility for risk oversight among our Board committees. Our Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants. Our Nominating and Corporate Governance Committee is responsible for oversight of risks related to succession planning and the attraction and retention of talent. Our Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company officers and employees.
Code of Business Conduct and Ethics
On January 3, 2022, our Board adopted a written Code of Business Conduct and Ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our investor relations website at www.investors.expion360.com.
We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of its requirements, applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, or our directors, on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement or any of our other SEC filings.
Director Independence
A majority of our directors satisfy the criteria for “independent directors,” under Nasdaq rules. Our Nominating and Corporate Governance Committee is required to annually review each director’s independence and any material relationships such director has with the Company. Following such review, only those directors who our Board affirmatively determines have no material relationship with the Company, and otherwise satisfy the independence requirements of Nasdaq rules, will be considered “independent directors.”
Our Board has affirmatively determined that Messrs. Lefevre, Nguyen, and Shum do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under applicable Nasdaq and Exchange Act rules.
As a result, a majority of our directors are independent, as required under applicable Nasdaq rules. Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Family Relationships and Other Arrangements
There are no family relationships among any of our executive officers or directors. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.
Involvement in Certain Legal Proceedings
There are no legal proceedings involving any of our directors or executive officers which require disclosure pursuant to applicable SEC rules.
Communication with Our Board
The Annual Meeting provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of our Board on appropriate matters. In addition, any interested party may communicate in writing with any particular director, including our Chairman, any committee of our Board, or the directors as a group, by sending such written communication to our Chief Financial Officer at our executive offices located at Expion360 Inc., 2025 SW Deerhound Avenue, Redmond, Oregon 97756. Copies of written communications received at such address will be provided to our Board or the relevant director unless such communications are considered, in the reasonable judgment of our Chief Financial Officer, to be inappropriate for submission to the intended recipient(s). The Chief Financial Officer or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our stockholders will be forwarded to the Chair of our Nominating and Corporate Governance Committee.

Related-Person Transactions
We have a written related-party transaction policy that governs the review and approval of transactions, arrangements or relationships in which the Company is a participant and a related person has a direct or indirect material interest, as defined under Item 404 of Regulation S-K. This policy applies to transactions where the amount involved exceeds $120,000 and covers, among other things, indebtedness, employment arrangements, and other financial relationships. Under the policy, our Audit Committee considers all relevant facts and circumstances when evaluating such transactions, including whether the terms are comparable to those available in an arm’s-length transaction and the extent of the related person’s interest.
Below is a summary of transactions that were determined to be related-person transactions under SEC rules and our policy:
•
H. Porter Burns Notes: On August 1, 2018 and January 1, 2019, the Company issued unsecured promissory notes in favor of H. Porter Burns, a former business partner of John Yozamp, our Co-Founder and former Chief Business Development Officer. The notes had original principal amounts of $500,000 and $62,500, respectively, bore interest at 10% per annum with monthly interest-only payments, and were repaid in full on August 8, 2024 and December 31, 2023, respectively.

•
James Yozamp, Jr. Notes: On January 1, 2019 and December 31, 2019, the Company issued unsecured promissory notes in favor of James Yozamp, Jr., the brother of John Yozamp. The notes had original principal amounts of $62,500 and $200,000, respectively, bore interest at 10% per annum with monthly interest-only payments, and were repaid in full on January 23, 2024 and August 8, 2024, respectively.

Hedging and Pledging Policies
The Company maintains an insider trading policy (the “Insider Trading Policy”) that prohibits our directors, officers that are subject to Section 16 of the Exchange Act, and certain other designated employees from (i) purchasing and selling put options, call options or other derivatives of Company securities and (ii) engaging in short sales of Company securities. In addition, the Insider Trading Policy prohibits our officers that are not subject to Section 16 of the Exchange Act, assistants and secretaries of insiders and certain other designated employees from engaging in short sales of Company securities. These prohibitions apply to Company securities held directly and indirectly by the aforementioned parties including Company securities granted as part of compensation to such aforementioned parties. There are no categories of hedging transactions that are specifically permitted by the Insider Trading Policy.
Executive Officers
Below is a list of the names, ages, date first elected or appointed, and positions of our executive officers as of June 17, 2025:

Name	Age	Date First Elected or Appointed	Position
Paul Shoun	54	2022	Co-Founder, President, and Chairman of our Board
Brian Schaffner	55	2023	Chief Executive Officer and Director, Interim Chief Financial Officer
Carson Heagen	34	2025	Chief Operating Officer

Our executive officers are appointed by the directors and the directors may, at any time, terminate the appointment or otherwise revoke, withdraw, alter, or vary all or any of the functions, duties, and powers of the officer.
Set forth below is biographical information for Mr. Heagen. Biographical information for Messrs. Shoun and Schaffner can be found in Proposal No. 1 of this Proxy Statement.
Carson Heagen – Chief Operating Officer. Mr. Heagen brings over ten years of experience in business management, operations, finance, supply chain management, product development, and enterprise resource planning (“ERP”) systems. Since joining the Company in April 2021 as the Director of Finance, Mr. Heagen quickly advanced to Vice President of Operations by November 2021. Mr. Heagen oversees the Company’s international supply chain and manufacturing, warehouse, and logistics operations, serves as the Company’s NetSuite ERP administrator, and manages the Company’s marketing initiatives. Prior to joining the Company, Mr. Heagen served as Purchasing and Supply Chain Manager at Stout Tanks & Kettles from January 2020 to April 2021 and Purchasing, Logistics, and

Customer Service Manager at Tensility International Corporation from January 2017 to December 2019. Mr. Heagen’s previous experience highlights his experience in optimizing global supply chains and managing operations for tech-focused companies. Mr. Heagen holds a Bachelor of Business Administration in both Business Management and Entrepreneurial Management from Boise State University’s College of Business and Economics.

EXECUTIVE COMPENSATION DISCUSSION
Executive Compensation
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, as well as a “smaller reporting company” as defined by the SEC in Rule 12b-2 of the Exchange Act. As such, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2024, our “named executive officers” and their positions were:
•	Paul Shoun, who currently serves as our Co-Founder, President, and Chairman of our Board and previously served as our Chief Operating Officer through April 1, 2025;
•	Brian Schaffner, who currently serves as our Chief Executive Officer and Interim Chief Financial Officer; and
•	Greg Aydelott, who served as our Chief Financial Officer through December 31, 2024.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024 and December 31, 2023. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Paul Shoun Co-Founder, President, Chairman of our Board, and Former Chief Operating Officer	2024	234,050(4)	—	—	12,176	—	246,226
	2023	270,400	27,040	203,447	—	24,000	524,887
Brian Schaffner Chief Executive Officer and Interim Chief Financial Officer	2024	282,400(5)	—	—	12,176	—	294,576
	2023	270,400	27,040	203,447	—	24,000	524,887
Greg Aydelott Former Chief Financial Officer	2024	192,000	—	—	12,176	—	204,176
	2023(6)	—	—	—	—	—	—

(1)
All of our named executive officers voluntarily chose to forego any bonuses in 2024. In 2023, Messrs. Shoun and Schaffner each received a discretionary bonus consisting of $13,520 in cash and $13,520 in restricted stock units (“RSUs”), which vested in full on the grant date.

(2)
Amounts reflect the full grant-date fair value of stock options granted during the applicable year computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 9 to our audited financial statements included in the Original Report and incorporated herein by reference.

(3)
Amounts reflect the full grant-date fair value of RSUs granted during the applicable year computed in accordance with ASC Topic 718. For 2024, RSUs were issued in lieu of cash payments for home office and automobile expenses.

(4)
Mr. Shoun took a temporary unpaid leave of absence beginning November 16, 2024. The base salary amount represents the pro-rated portion of his base salary ($282,400) for the period from January 1, 2024 through November 15, 2024.

(5)	Mr. Schaffner voluntarily deferred a portion of his base salary in 2024, which was repaid in full in 2025.
(6)	Mr. Aydelott was not a named executive for 2023 and ceased serving as our Chief Financial Officer as of December 31, 2024.
Base Salaries
Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In 2023, the annual base salary for each of Messrs. Shoun and Schaffner was $270,400. In 2024, the annual base salary for each of Messrs. Shoun and Schaffner was $282,400, and for Mr. Aydelott was $192,000. In 2025, the annual base salary for each of Messrs. Shoun and Schaffner is $271,150. Each of Messrs. Shoun and Schaffner reduced their salary by $11,250 in connection with the appointment of Mr. Heagen to Chief Operating Officer to make Mr. Heagen’s salary increase cash flow neutral for the Company.

Annual Bonuses
Historical Bonuses
In 2023, each of our named executive officers received discretionary bonuses comprised of a combination of cash payments and RSUs. In 2024, each of our named executive officers voluntarily declined executive bonuses.
2025 Employee Incentive Plan
On April 9, 2025, our Compensation Committee approved the 2025 Employee Incentive Plan (the “2025 Plan”), which is applicable to our executive officers and employees. The 2025 Plan provides, among other things, for the payment of cash incentive bonuses (“Cash Bonuses”) to our named executive officers based upon the achievement of pre-determined performance milestones selected by our Compensation Committee that are aligned with our strategic objectives and intended to create long-term value for stockholders. Cash Bonuses will be calculated by reference to the base salary amount set forth in each named executive officer’s respective employment agreement, and will be accrued as relevant performance milestones are achieved, provided we have met a minimum cash balance target as of the relevant payment date, as determined by our Compensation Committee. The named executive officers may elect to be issued RSUs pursuant to our 2021 Plan in lieu of receiving Cash Bonuses, subject to availability of reserved shares under the plan.
Equity Compensation
We offer equity awards to our employees, including our named executive officers. New equity awards are made pursuant to our 2021 Plan, which has been approved by our Board and stockholders. We believe that equity awards are necessary to remain competitive in our industry and enhance our ability to attract, retain and motivate persons who make, or we believe can make, important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.
The stock options granted to our named executive officers during 2023 are described in the table below.

Named Executive Officer	2023 Aggregate Stock Option Awards
Paul Shoun	500(1)
Brian Schaffner	500(1)
Greg Aydelott	500(2)

(1)
Received stock options to purchase up to 500 shares of our Common Stock at an exercise price of $492 per share, which vest and become exercisable in 12 equal quarterly installments through June 30, 2026, subject to continued service through each vesting date.

(2)
Mr. Aydelott received stock options to purchase up to 500 shares of our Common Stock at an exercise price of $492 per share, which were initially subject to vesting in 12 equal quarterly installments through June 30, 2026. Mr. Aydelott ceased serving as our Chief Financial Officer as of December 31, 2024. As of that date, stock options underlying 250 shares of our Common Stock had vested, and no additional shares will vest.

The RSUs granted to our named executive officers during 2024 are described in the table below.

Named Executive Officer	2024 Aggregate Restricted Stock Unit Awards
Paul Shoun	57
Brian Schaffner	57
Greg Aydelott	47

Other Elements of Compensation
Retirement Plans
We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Substantially all employees are eligible to participate. We have the option to make profit sharing contributions to our 401(k) plan at our discretion. No profit-sharing contributions have yet been made. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to our 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Health/Welfare Plans
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, which include medical and vision benefits. Our named executive officers are eligible to participate in our employee health and welfare plans on the same basis as all of our other employees.
Perquisites
In 2023, our named executive officers received an allowance for automobile expenses and home office expenses. None of our named executive officers received perquisites for 2024.
No Tax Gross-Ups
We do not make gross-up payments to cover personal income taxes that may pertain to any of the compensation or perquisites paid or provided to our named executive officers.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2024:

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)(2) (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Paul Shoun	5/2/2022	2,001	—	336.00	5/2/2032
	8/23/2023	250	250	492.00	8/23/2033
Brian Schaffner	5/2/2022	1,501	—	336.00	5/2/2032
	8/23/2023	250	250	492.00	8/23/2033
Greg Aydelott	5/2/2022	501	—	336.00	5/2/2032
	8/23/2023	250	—	492.00	8/23/2033

(1)	100% of each of the awards were vested and exercisable immediately upon the grant date.
(2)	All of the stock options granted in 2022 and 2023 are incentive stock options (“ISOs”).
Executive Compensation Arrangements
The Initial Employment Agreements
On November 15, 2021, we entered into an employment agreement with our Chief Operating Officer, Mr. Shoun; on February 21, 2022, we entered into an employment agreement with our then-Chief Financial Officer, Mr. Schaffner, and on May 10, 2022, we entered into an employment agreement with our then-Chief Accounting Officer, Mr. Aydelott (together, the “Initial Employment Agreements”) to reflect their compensation arrangements. The Initial Employment Agreement entered into with Mr. Shoun had a term of employment with a three-year duration, while the Initial Employment Agreements entered into with Messrs. Schaffner and Aydelott had an employment term with a one-year duration. Under the terms of the Initial Employment Agreements, Mr. Shoun was entitled to a base salary of $260,000, Mr. Schaffner was entitled to a base salary of $120,000, and Mr. Aydelott was entitled to a base salary of $108,000. Each executive officer was also eligible for an annual bonus, to be granted by our Board or Compensation Committee based on performance objectives and targets established annually. Under the Initial Employment Agreements, Messrs. Shoun, Schaffner and Aydelott were also entitled to participate in the plan and in any profit sharing, qualified and nonqualified retirement plans and any health, life, accident, disability insurance, vacation, paid time off, supplemental medical reimbursement insurance, or benefit plans or programs as we may choose to make available at any point in time. Under the Initial Employment Agreements, the executive officers were also entitled to annual fringe benefits and perquisites (including automobile expense, security and reimbursement for the executive officer’s home office) and reimbursement for reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred in connection with the performance of their duties (although reimbursement for automobile, security and home office expenses has since been terminated). In addition, the employment agreements contain provisions providing for severance payments, including both base salary payment throughout the remainder of the executive’s term of employment, and a payment equal to an additional 12 months of base salary, an amount equal to the executive annual bonus measured at target rate of performance, and continuation of benefits under certain circumstances including termination by us without Cause or for Good Reason (each as defined in the Initial Employment Agreements), upon execution of a general release of claims in our favor. The Initial Employment Agreements included restrictive covenants, including a two-year non-competition provision, a two-year non-solicitation and non-disparagement provision and a confidentiality provision.
The Amended and Restated Shoun Employment Agreement
On January 26, 2023, we promoted Mr. Shoun, our Co-Founder, from his position as Chief Operating Officer to President and Chief Operating Officer. In connection with his new role, we entered into an Amended and Restated Employment Agreement with Mr. Shoun, effective January 26, 2023 (the “Shoun Employment Agreement”), setting forth the terms and conditions of Mr. Shoun’s employment.
The Shoun Employment Agreement provides for a three-year term that ended on April 1, 2025, the third anniversary of our initial public offering, which term renews automatically unless terminated by the Company or Mr. Shoun. Pursuant to the Shoun Employment Agreement, the Company will pay Mr. Shoun a base salary of $270,400 per year, increased from $260,000. Like the Initial Employment Agreement to which Mr. Shoun is a party, the Shoun Employment Agreement provides for an annual bonus award based on the achievement of performance objectives and targets established annually by our Board or Compensation Committee, and standard employee benefits. Upon a termination of the Shoun Employment Agreement by the Company without Cause or a resignation for Good Reason (each term as defined in the Shoun Employment Agreement), Mr. Shoun will be paid (a) his continued base salary for one year, (b) an amount equal to his annual target bonus for the year of termination, (c) any earned but unpaid bonuses, and (d) continued medical and dental benefits for up to one year. The Shoun Employment Agreement generally provides for the same employee benefits as under the Initial Employment Agreement to which Mr. Shoun is a party (although reimbursement for automobile, security, and home office expenses has since been terminated). The restrictive covenants in the Initial Employment Agreement to which Mr. Shoun is a party continue to apply.
The Amended and Restated Schaffner Employment Agreement
On January 26, 2023, we promoted Mr. Schaffner from his position as our Chief Financial Officer to our Chief Executive Officer. In connection with his new role, we entered into an Amended and Restated Employment Agreement with Mr. Schaffner, effective January 26, 2023 (the “Schaffner Employment Agreement”), setting forth the terms and conditions of Mr. Schaffner’s employment.
The Schaffner Employment Agreement provides for a one-year term that ended on April 1, 2023, the first anniversary of our initial public offering, which term renews automatically unless terminated by the Company or Mr. Schaffner. Pursuant to the Schaffner Employment Agreement, the Company will pay Mr. Schaffner a base salary of $270,400 per year. The Schaffner Employment Agreement provides for an annual bonus award based on the achievement of performance objectives and targets established annually by our Board or Compensation Committee, and standard employee benefits. Upon a termination of Mr. Schaffner’s employment agreement by the Company without Cause or a resignation for Good Reason (each term as defined in the Schaffner Employment Agreement), Mr. Schaffner will be paid (a) if terminated prior to April 1, 2023, an amount equal to the remaining unpaid amounts under the initial employment term, (b) continued base salary for one year, (c) an amount equal to his annual target bonus for the year of termination, (d) any earned but unpaid bonuses and (e) continued medical and dental benefits for up to one year. The Schaffner Employment Agreement generally provides for the same employee benefits as under Mr. Schaffner’s original employment agreement (although reimbursement for automobile, security, and home office expenses has since terminated). The restrictive covenants in the Initial Employment Agreement to which Mr. Schaffner is a party continue to apply.

The Amended and Restated Aydelott Employment Agreement
On January 26, 2023, we promoted Greg Aydelott from his position as Chief Accounting Officer to Chief Financial Officer. In connection with his new role, we entered into an Amended and Restated Employment Agreement with Mr. Aydelott, effective January 26, 2023 (the “Aydelott Employment Agreement”), setting forth the terms and conditions of Mr. Aydelott’s employment.
The Aydelott Employment Agreement terminated on December 31, 2024 when Mr. Aydelott ceased serving as our Chief Financial Officer. The restrictive covenants in the Initial Employment Agreement to which Mr. Aydelott is a party and the Aydelott Employment Agreement will continue to apply.
Equity Grant Policies
We do not have any formal policy or practices that requires us to grant, or avoid granting, equity awards at particular times. Equity awards are discretionary and are periodically granted to our named executive officers upon approval of our Compensation Committee.
We do not schedule the grant of our equity awards in anticipation of the release of material nonpublic information (“MNPI”), nor do we time the release of MNPI based on actual or anticipated equity grant dates. Furthermore, we do not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.
Our Compensation Committee did not grant any stock options to our named executive officers during 2024. Our Compensation Committee did not take MNPI into account when determining the timing and terms of any equity awards granted during 2024.
During 2024, no grants were made to any of our named executive officers in the period beginning four business days before (i) the filing of a Form 10-Q or Form 10-K, or (ii) the filing or furnishing of a Form 8-K that discloses MNPI, and ending one business day after the filing or furnishing of any such report.
Director Compensation
Under our non-employee director compensation program, each non-employee director receives an annual director fee of $50,000 paid in cash for their service on our Board.
In addition, if the director serves as the chair of a committee of our Board, the director will receive additional annual fees paid in cash as follows:
•	chair of our Audit Committee, $20,000;
•	chair of our Compensation Committee, $15,000; and
•	chair of the Nominating and Governance Committee, $10,000.
No additional fees are paid for service as a member of any committee of our Board, nor are fees paid for attendance at Board or committee meetings.
Director fees are payable in quarterly installments on the first business day of each calendar quarter and prorated for any portion of a quarter that a director is not serving as a non-employee director or a Chair of a committee of our Board. Directors are also reimbursed for any reasonable Board-related expenses.
Mr. Shoun, our President, and Mr. Schaffner, our Chief Executive Officer and Interim Chief Financial Officer, served on our Board during 2024, but have not been included in the 2024 Director Compensation Table below because they did not receive any additional compensation for their service on our Board. Information regarding their compensation paid in 2024 is included in the Summary Compensation Table, the Outstanding Equity Awards at Fiscal Year-End Table, and the associated narrative disclosures.
2024 Director Compensation Table
The following table sets forth all compensation paid to our non-employee directors during 2024. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our directors.

Name	Fees Earned or Paid in Cash ($)	Total ($)
George Lefevre	60,000	60,000
Tien Q. Nguyen	65,000	65,000
Steven M. Shum	70,000	70,000

Equity Awards Held by Directors
The following table sets forth the aggregate number of stock options held as of December 31, 2024 by each non-employee director who served during the year ended December 31, 2024.

Name	Stock Options Outstanding at Fiscal Year-End
George Lefevre	300
Tien Q. Nguyen	—
Steven M. Shum	400

2025 Director Equity Compensation Program
In April 2025, our Board approved grants to each of our non-employee directors consisting of 5,000 RSUs and stock options to purchase up to 5,000 shares of our Common Stock under our 2021 Plan. The equity grants are contingent upon stockholder approval of Proposal No. 3 included in this Proxy Statement, authorization to increase the number of shares of Common Stock available for issuance under our 2021 Plan.
Ownership of Equity Securities of the Company
Securities Authorized for Issuance Under Equity Compensation Plans
In conjunction with our initial public offering, we adopted our 2021 Plan and 2021 ESPP. The following table summarizes equity compensation plan information for our 2021 Plan and 2021 ESPP, which were both approved by stockholders, as a group, as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options(1) (#)	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance(2) (#)
Equity compensation plans approved by stockholders	11,430	372.16	5,879
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	11,430	372.16	5,879

(1)	There are no stock appreciation rights (“SARs”) outstanding pursuant to our 2021 Plan. In addition, there are no outstanding warrants to purchase shares of our Common Stock.
(2)
This amount reflects the shares reserved for issuance under our 2021 Plan and 2021 ESPP less the number of shares reported in the first column. The 2021 Plan contains an “evergreen” provision, such that the number of shares reserved for issuance under the plan automatically increases on an annual basis in an amount equal to (i) 5% of the aggregate number of shares of our Common Stock outstanding as of December 31 of each year, or (ii) a lesser number of shares as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of the Record Date as to: (1) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock; (2) each of our named executive officers; (3) each of our directors; and (4) all directors and executive officers as a group, as of the Record Date.

We believe, based on information provided to us, that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, unless noted otherwise. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Expion360, 2025 SW Deerhound Avenue, Redmond, Oregon 97756.
Beneficial ownership is determined in accordance with SEC rules and includes any shares as to which a person has sole or shared voting power or investment power with respect to securities. All shares of Common Stock subject to options or warrants exercisable within 60 days of the Record Date, are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.
Subject to the paragraph above and information included in footnotes (1) and (2) to the table below, percentage ownership of outstanding shares is based upon 3,374,468 shares of Common Stock outstanding as of the Record Date.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
L1 Capital Global Opportunities Master Fund(1)	374,940	9.99%
Named Executive Officers and Directors:
Paul Shoun (Co-Founder, President, and Chairman of our Board)(2)	18,766	*%
Brian Schaffner (Chief Executive Officer, Interim Chief Financial Officer, and Director)(3)	16,891	*%
George Lefevre (Independent Director)(4)	422	*%
Tien Q. Nguyen (Independent Director)(5)	122	*%
Steven M. Shum (Independent Director)(6)	522	*%
All Directors and Executive Officers as a Group (six persons)(7)	52,620	1.56%

*	Less than 1%.
(1)
The securities are directly held as of February 12, 2025, by L1 Capital Global Opportunities Master Fund (“L1”), and based solely on information provided to us by L1 as of that date. The percentage of outstanding Common Stock held is based on 3,374,468 shares of Common Stock outstanding as of the Record Date. The securities consist of 374,940 shares of Common Stock underlying Series A warrants we issued and sold to the holder in a public offering on August 8, 2024 (the “Series A Warrants”) with an exercise price per share of $5.206. The securities exclude an additional 178,268 shares of Common Stock underlying the Series A Warrants, as well as 524,193 shares of Common Stock underlying warrants to purchase Common Stock we issued and sold to the holder in a private placement on January 3, 2025 (the “Common Warrants”), each of which is subject to a 9.99% beneficial ownership limitation. The securities may be deemed to be beneficially owned by David Feldman and Joel Arber, who exercise investment and voting control over the securities. The address of L1 is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

(2)
Includes (i) 16,432 shares of Common Stock owned directly by Mr. Shoun, and (ii) 2,334 shares of Common Stock which Mr. Shoun has the right to acquire upon the exercise of stock options exercisable within 60 days of the Record Date.

(3)
Includes (i) 15,057 shares of Common Stock owned by Mr. Schaffner, and (ii) 1,834 shares of Common Stock which Mr. Schaffner has the right to acquire upon the exercise of stock options exercisable within 60 days of the Record Date.

(4)
Includes (i) 122 shares of Common Stock owned directly by Mr. Lefevre, and (ii) 300 shares of Common Stock which Mr. Lefevre has the right to acquire upon the exercise of stock options exercisable within 60 days of the Record Date.

(5)	Includes 122 shares of Common Stock owned directly by Mr. Nguyen as of the Record Date.
(6)
Includes (i) 122 shares of Common Stock owned directly by Mr. Shum, and (ii) 400 shares of Common Stock which Mr. Shum has the right to acquire upon the exercise of stock options exercisable within 60 days of the Record Date.

(7)	Includes directors and current executive officers.

PROPOSAL 1 – ELECTION OF DIRECTORS
Our Board consists of five directors, and each director’s term expires at each annual meeting of stockholders.
Below is a list of the names, ages, positions, and a brief account of business experience, of the individuals our Board has nominated for re-election at the Annual Meeting:

Name	Age	Director Since	Position
Paul Shoun	54	2022	Co-Founder, President, and Chairman of our Board
Brian Schaffner	55	2023	Chief Executive Officer, Interim Chief Financial Officer, and Director
George Lefevre	58	2022	Director
Tien Q. Nguyen	62	2023	Director
Steven M. Shum	54	2022	Director

If elected at the Annual Meeting, Messrs. Shoun, Schaffner, Lefevre, Nguyen, and Shum would serve until our annual meeting to be held in 2026 (the “2026 Annual Meeting”), or until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal.
Pursuant to our Bylaws, only our Board will be able to fill any vacancies on our Board until the next succeeding annual meeting of stockholders. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Between successive annual meetings, our Board has the power to appoint one or more additional directors, but not more than half the number of directors fixed at the last stockholder meeting at which directors were elected.
Director Nominees for Election at the Annual Meeting
Set forth below is biographical information for each director nominee and a summary of the specific qualifications, attributes, skills and experiences that led our Board to conclude that each nominee should serve on our Board. Each of our director nominees meet the qualifications and skills as identified by our Board. There are no family relationships among any of our director nominees and our executive officers.
Paul Shoun – Co-Founder, President, and Chairman of our Board. Mr. Shoun is a Co-Founder of our Company and has served as Chairman of our Board since August 2023 and as President since April 2021. Mr. Shoun previously served as our Chief Operating Officer from April 2021 to April 2025. In addition, he previously served as our Vice President of Operations beginning in March 2020. Before joining the Company, Mr. Shoun worked at Tensility International Corporation (“Tensility”), a custom cable assemblies company, where he served as a Business Development Manager, Project Manager and Manufacturing Manager from October 2014 to March 2020. Prior to joining Tensility, he spent over 17 years as the managing director of a corporate consulting firm. Mr. Shoun brings over 30 years of engineering and corporate management experience, including experience in project management, product development, engineering leadership, business accounting, ERP/CRM system management, and product marketing. His prior notable clients include Chrysler, Boeing, Nike IHM, Intel, and Daimler Trucks North America. We believe Mr. Shoun is qualified to serve on our Board because of his extensive experience in engineering, product development and product marketing and knowledge of our Company and industry.
Brian Schaffner – Chief Executive Officer, Interim Chief Financial Officer, and Director. Mr. Schaffner has served as our Chief Executive Officer since January 2023, as our Interim Chief Financial Officer since January 2025, and as a member of our Board since August 2023. Mr. Schaffner previously served as our Chief Financial Officer beginning in March 2021. Mr. Schaffner also serves as a Professor of Business and Accounting at Walla Walla University, a position he has held since July 2020, and as a director and member of the Supervisory Committee of Blue Mountain Credit Union since 2022. He previously served as Vice Principal of Finance for Monterey Bay Academy from March 2019 to June 2020, and Vice Principal of Finance for Mount Ellis Academy from July 2015 to February 2018. Mr. Schaffner also served as the Development, Recruiting, Marketing and Alumni Relations Director of Mount Ellis Academy from March 2018 to February 2019. Over the past three decades, he has served in a variety of executive leadership roles in senior-living, assisted-living skilled nursing facilities, retail stores and schools. In addition, his educational instructional experience includes courses at the secondary school and university levels, including accounting, cost accounting, management, personal finance, welding, auto mechanics and aviation ground school. Mr. Schaffner holds a Bachelor of Science in Business Administration and Accounting from Walla Walla College and a Master of Business Administration from the University of Phoenix. We believe Mr. Schaffner is qualified to serve as a member of our Board because of his executive leadership experience and extensive knowledge of our Company and industry.
George Lefevre – Independent Director. Mr. Lefevre has served as a member of our Board since March 2022. He is a business consultant focused on business development and structural guidance for companies. From 2009 through 2020, Mr. Lefevre was the founder of HAPA Capital, LLC, a consulting firm specializing in biotechnology and frontier technology. From 2014 through 2015, Mr. Lefevre was the Chief Executive Officer of a startup company that completed a change in management effective June 26, 2014, and expanded into the hemp and cannabidiol industry. From 1991 to 1998, Mr. Lefevre directly invested in and managed investment portfolios. He was also the President of GL Investment Group, a regional investment bank in Southern California, where he was directly responsible for providing in excess of $500 million in funding to biotechnology and high-tech companies. Mr. Lefevre holds a Bachelor of Science in Business Administration, majoring in Finance from California State University, Long Beach. We believe Mr. Lefevre is qualified to serve on our Board because of his leadership experience and extensive investment experience.
Tien Q. Nguyen – Independent Director. Mr. Nguyen has served as a member of our Board since August 2023. He is an entrepreneur and executive with expertise in engineering, technology, wireless systems, and energy storage. Mr. Nguyen has been managing personal and family investments from 2021 until the present. He was a partner in Lumini Partner LLC, which supported and studied international energy industrial projects using microgrid systems to reduce utility dependency, from 2019 to 2020. Mr. Nguyen was the founder of FitTech Software LLC, an artificial intelligence software company in the health and fitness industry, and served as the Chairman from 2016 until 2019. From 2012 to 2016, he served as the Chief Executive Officer of Quantum Energy Storage Corporation, an energy storage company. Previously, Nr. Nguyen served as the Chief Strategy Officer of Onramp Wireless Inc. from 2010 to 2012 and the Chief Executive Officer of AppleTree Educational LLC from 2007 to 2010. Mr. Nguyen was also the founder of CommASIC Inc., a leading wireless semiconductor broadband company, which was acquired by Freescale Semiconductor in 2005. He served as a member of the board of directors of Freescale Semiconductor from 2005 until 2007. Prior to founding CommASIC Inc., Mr. Nguyen served as the Chief Executive Officer of Linskys Consulting from 1997 until 2001. Mr. Nguyen began his career at General Dynamics Corp. (NYSE: GD) and Qualcomm Inc. (Nasdaq: QCOM), where he was focused on ASIC engineering. He holds a Bachelor of Science in Electrical Engineering from San Diego State University. We believe Mr. Nguyen is qualified to serve as a member of our Board because of his experience serving as an executive in various industries and his extensive experience in the energy storage industry.
Steven M. Shum – Independent Director. Mr. Shum has served as a member of our Board since March 2022. Since October 2019, Mr. Shum has served as the Chief Executive Officer and, since October 2017, as a member of the board of directors, of INVO Fertility, Inc. (Nasdaq: IVF), a healthcare services company focused on fertility treatment. Previously, Mr. Shum served as the Interim Chief Executive Officer from May 2019 to October 2019 and Chief Financial Officer of Eastside Distilling, Inc. (“Eastside”) (Nasdaq: EAST) from October 2015 to August 2019. Prior to joining Eastside, Mr. Shum served as a member of the board of directors of XZERES Corp., a publicly traded global renewable energy company, from October 2008 until April 2015, and held various executive officer roles, including Chief Operating Officer from September 2014 to April 2015, Chief Financial Officer, Principal Accounting Officer and Secretary from April 2010 to September 2014, and Chief Executive Officer and President from October 2008 to August 2010. Mr. Shum currently serves as the Managing Principal of Core Fund Management, LP and the Fund Manager of Core Fund, LP, as well as a member of the board of directors of CalEthos Inc. (OTC: GEDC). He was a founder of Revere Data LLC (acquired by Factset Research Systems, Inc. (NYSE: FDS)) and served as its Executive Vice President, where he led product development efforts and contributed to operations, business development, and sales. He spent six years as an investment research analyst and portfolio manager of D.N.B. Capital Management, Inc. His previous employers include Red Chip Review and Laughlin Group of Companies. He holds a Bachelor of Science in Finance and General Management from Portland State University. We believe Mr. Shum is qualified to serve on our Board because of his extensive experience serving in leadership roles at publicly traded companies.

Approval Requirements
With respect to this Proposal No. 1, you may vote FOR all director nominees, WITHHOLD your vote as to all director nominees, or FOR all director nominees except those specific nominees from whom you WITHHOLD your vote. The five director nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated.
OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES NAMED
ABOVE.
PROXIES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES
UNLESS OTHERWISE SPECIFIED.

PROPOSAL 2 – RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed M&K as our independent registered public accounting firm for the year ending December 31, 2025, and our Board has directed that management submit this selection for ratification by the stockholders at the Annual Meeting. M&K served as our independent registered public accounting firm and audited our financial statements for the years ended December 31, 2024 and 2023. Our Audit Committee periodically considers whether there should be a rotation of our independent registered public accounting firm. The members of our Audit Committee believe that the continued retention of M&K as our independent registered public accounting firm is in the best interests of the Company.
Stockholder ratification of the appointment of M&K as our independent registered public accounting firm is not required. Our Board is submitting the selection of M&K to the stockholders for ratification because we believe it is a matter of good corporate governance practice. If our stockholders fail to ratify the appointment, our Audit Committee will reconsider whether or not to retain M&K, but still may retain them. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change would be in our best interests and that of our stockholders.
Representatives of M&K are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders. Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories, are as follows:

	Year Ended December 31,
	2024	2023
Audit Fees	$122,074	$98,274
Audit-Related Fees	—	—
Tax Fees	4,500	4,500
All Other Fees	—	—
Total Fees	$122,074	$102,774

Audit fees consisted of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our Quarterly Reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements and services associated with the issuance of comfort letters and the issuance of consents on registration statements, including in connection with our initial public offering.
Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no audit-related fees for the years ended December 31, 2024 and 2023.
Tax fees include fees for tax compliance, tax advice, and tax planning. Tax fees for the fiscal years ended December 31, 2024 and 2023 are incurred for services rendered by M&K.
There were no fees for services rendered by M&K incurred during the years ended December 31, 2024 and 2023 other than those disclosed above.
Audit Committee Pre-Approval Policy and Procedures
Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Approval Requirements
Under Nevada law and our Bylaws, if a quorum is present, this Proposal No. 2 will be approved if the number of votes cast “FOR” the ratification of the appointment of M&K as our independent registered public accounting firm exceeds the number of votes cast “AGAINST” the matter. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 2. Because a bank, broker, dealer, or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes in connection with this proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROXIES WILL BE VOTED “FOR” RATIFICATION UNLESS OTHERWISE SPECIFIED.

AUDIT COMMITTEE REPORT
Our Audit Committee is responsible for the appointment of the independent registered public accounting firm for each fiscal year and confirming the independence of the independent registered public accounting firm. It is also responsible for: reviewing and approving the scope of the planned audit, the results of the audit and the independent registered public accounting firm’s compensation for performing such audit; reviewing the Company’s audited financial statements; and reviewing and approving the Company’s internal accounting controls and disclosure procedures.
The Company’s independent registered public accounting firm is responsible for auditing the financial statements. The activities of our Audit Committee are in no way designed to supersede or to alter those traditional responsibilities. Our Audit Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.
In connection with the audit of the Company’s financial statements for the year ended December 31, 2024, our Audit Committee met with representatives from M&K, the Company’s independent registered public accounting firm, and the Company’s internal auditors. Our Audit Committee reviewed and discussed with M&K and the Company’s internal auditors, the Company’s financial management and financial structure, as well as the matters relating to the audit required by the Public Company Accounting Oversight Board Auditing Standard and the SEC.
Our Audit Committee and M&K also discussed M&K’s independence. Our Audit Committee has received from M&K the written disclosures and the letter regarding M&K’s independence required by Public Company Accounting Oversight Board Rule 3526.
In addition, our Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2024, as well as management’s assessment of internal controls over financial reporting.
Based upon the review and discussions described above, our Audit Committee recommended to our Board, and our Board approved, that the Company’s financial statements audited by M&K, as well as management’s assessment of the Company’s internal controls over financial reporting be included in the Company’s Annual Report.
AUDIT COMMITTEE
Steven M. Shum, Chair
George Lefevre
Tien Q. Nguyen

PROPOSAL 3 – AMENDMENT OF OUR 2021 INCENTIVE AWARD PLAN
Our Board believes that granting long-term incentives in the form of equity-based awards is crucial for promoting our long-term financial growth and stability, thereby enhancing stockholder value. We are asking our stockholders to approve an amendment to our 2021 Plan (the “Plan Amendment”) to increase the number of shares of Common Stock authorized for issuance under the plan by 750,000 shares. The Board, upon the recommendation of our Compensation Committee, unanimously approved the Plan Amendment, subject to stockholder approval at the Annual Meeting.
If the Plan Amendment is approved, the total number of shares authorized for issuance under our 2021 Plan will increase to an aggregate of 755,741 shares, inclusive of awards previously granted by our Board subject to stockholder approval of this Proposal  No. 3. If the Plan Amendment is not approved, our 2021 Plan will remain in effect according to its current terms.
Purpose of Our 2021 Plan and Rationale For Plan Amendment
Our 2021 Plan was adopted in connection with our initial public offering and has served as a key component of our ability to attract and retain top talent by aligning the interests of employees, directors, and consultants with those of our stockholders. Our 2021 Plan provides for the issuance of stock options, SARs, restricted stock, RSUs, performance bonus awards, performance stock units, dividend equivalents and other stock- or cash-based awards (each, an “Award”).
There were initially 644,500 shares of Common Stock reserved for issuance under our 2021 Plan, and stockholders approved an additional 250,000 shares of Common Stock to authorize for issuance under the plan at our annual meeting of stockholders held in 2024. In addition, under our 2021 Plan’s “evergreen” provision, the share reserve increases annually by 5% of the outstanding Common Stock as of December 31 of the prior year. The number of shares of Common Stock available under our 2021 Plan will continue to increase in future years through January 31, 2031 pursuant to our 2021 Plan’s evergreen provision.
However, on October 8, 2024, we effected a 1-for-100 reverse stock split of our issued and outstanding Common Stock (the “Reverse Stock Split”). The Reverse Stock Split, which was effected to comply with Nasdaq’s minimum bid price requirement, substantially reduced the number of shares of Common Stock available for issuance under our 2021 Plan. As of June 17, 2025, only 5,741 shares of Common Stock remain available for issuance as new Awards under the plan.
Given our growth trajectory and need to remain competitive in attracting and retaining key talent, this limited remaining reserve is insufficient to support our long-term equity compensation strategy. Equity awards are a central component of our compensation philosophy, and the proposed increase will restore our ability to grant equity awards at meaningful levels. Our Board believes it is in the best interest of our stockholders to seek an increase in the number of shares of our Common Stock authorized for issuance under our 2021 Plan so we can continue to motivate and incentivize eligible recipients, fulfill the objectives of our compensation strategy, and align the interests of plan participants with those of our stockholders.
In considering our recommendation to increase the number of shares of our Common Stock authorized for issuance under our 2021 Plan by 750,000 shares, our Board considered a number of factors, including: the number of outstanding shares of our Common Stock; the significant reduction in the trading price and increased volatility of our Common Stock, which has caused the large majority of our outstanding stock options to be “out-of-the-money”; and the need to retain and incentivize our officers and employees. Our Board also took into account certain additional criteria relating to the potential impact of the amendments to our 2021 Plan on our stockholders. For instance, our Board considered the amount of the share increase relative to both the total number of shares of our Common Stock outstanding, as well as our fully diluted shares outstanding.
In light of the foregoing, our Board believes the additional share request to be appropriate and necessary to meet the objectives of our equity compensation program, and to be in the best interest of our stockholders.
If this Proposal No. 3 is approved by our stockholders at the Annual Meeting, we intend to register the shares of Common Stock available for issuance under our 2021 Plan on a registration statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) as soon as reasonably practicable following receipt of approval.
A copy of the Plan Amendment is attached to this Proxy Statement as Appendix A.

Material Features of Our 2021 Plan
The following provides a summary of the material features of our 2021 Plan. This summary does not purport to be a complete description of all of the provisions of our 2021 Plan and is qualified in its entirety by the plan document of our 2021 Plan, filed as an exhibit to our Annual Report.
Share Reserve
The following counting provisions will be in effect for the share reserve under our 2021 Plan:
•
to the extent that an Award expires, lapses or is terminated, converted into an Award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased or canceled, in any case, in a manner that results in the Company acquiring the underlying shares at a price not greater than the price paid by the participant or not issuing the underlying shares, such unused shares subject to the award at such time will be available for future grants under our 2021 Plan;

•
to the extent shares are tendered or withheld to satisfy the grant, exercise price or tax withholding obligation with respect to any Award under our 2021 Plan, such tendered or withheld shares will be available for future grants under our 2021 Plan;

•	to the extent shares subject to SARs are not issued in connection with the stock settlement of SARs on exercise thereof, such shares will be available for future grants under our 2021 Plan;
•	the payment of dividend equivalents in cash in conjunction with any outstanding Awards will not be counted against the shares available for issuance under our 2021 Plan; and
•
shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our future subsidiaries will not be counted against the shares available for issuance under our 2021 Plan.

In addition, the sum of the grant date fair value of all equity-based awards and the maximum that may become payable pursuant to all cash-based awards to any individual for services as a non-employee director during any calendar year may not exceed $1,000,000.
Administration
Our 2021 Plan is currently administered by our Compensation Committee unless our Board assumes authority for administration (the “Plan Administrator”). Our Board may delegate its powers to a committee, which, to the extent required to comply with Rule 16b-3 under the Exchange Act (“Rule 16b-3”), is intended to be comprised of “non-employee directors” for purposes of Rule 16b-3. Our 2021 Plan provides that our Board or Compensation Committee may delegate its authority to grant awards other than to individuals subject to Section 16 of the Exchange Act or to officers or directors to whom authority to grant awards has been delegated.
Subject to the terms and conditions of our 2021 Plan, the Plan Administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of our 2021 Plan. The Plan Administrator is also authorized to adopt, amend or rescind rules relating to the administration of our 2021 Plan. Our Board may at any time remove our Compensation Committee as the administrator and revest in itself the authority to administer our 2021 Plan.
Eligibility
Awards under our 2021 Plan may be granted to individuals who are then our officers, employees or consultants or are the officers, employees or consultants of certain of our future subsidiaries. Such awards also may be granted to our directors. However, only employees of the Company or certain of the Company’s future subsidiaries may be granted ISOs. As of June 17, 2025, there are approximately three officers, 17 non-officer employees, three consultants, and three directors eligible for participation in the 2021 Plan.

Awards
Our 2021 Plan provides that the Plan Administrator may grant or issue stock options, SARs, restricted stock, RSUs, performance bonus awards, performance stock units, other stock- or cash-based awards and dividend equivalents, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.
ISOs. ISOs comply with the provisions of Section 422 of the Code and are subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, our 2021 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.
Restricted Stock. Restricted Stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the Plan Administrator. Restricted stock typically may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of stock options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse; however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.
RSUs. RSUs may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the Plan Administrator. Like restricted stock, RSUs may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.
SARs. SARs may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our Common Stock over a set exercise price. The exercise price of any SAR granted under our 2021 Plan must be at least 100% of the fair market value of a share of our Common Stock on the date of grant. SARs under our 2021 Plan will be settled in cash or shares of our Common Stock, or in a combination of both, at the election of the Plan Administrator.
Performance Bonus Awards and Performance Stock Units. Performance Bonus Awards and Performance Stock Units are denominated in cash or shares/unit equivalents, respectively, and may be linked to one or more performance or other criteria as determined by the Plan Administrator.
Other Stock- or Cash-Based Awards. Other stock- or cash-based awards are awards of cash, fully vested shares of our Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Common Stock. Other stock- or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The Plan Administrator will determine the terms and conditions of other stock- or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are converted to cash or shares by such formula and such time as determined by the Plan Administrator. In addition, dividend equivalents with respect to an award subject to vesting will either (i) to the extent permitted by applicable law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related award.
Any Award may be granted as a performance award, meaning that the Award will be subject to vesting and/or payment based on the attainment of specified performance goals.

Adjustments of Awards
The Plan Administrator has broad discretion to take action under our 2021 Plan, as well as make adjustments to the terms and conditions of existing and future Awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Plan Administrator will make equitable adjustments to our 2021 Plan and outstanding awards.
Change in Control
In the event of a change in control, unless the Plan Administrator elects to terminate an award in exchange for cash, rights or other property, or cause an award to accelerate in full prior to the change in control, such award will continue in effect or be assumed or substituted by the acquirer, provided that any performance-based portion of the award will be subject to the terms and conditions of the applicable award agreement. In the event the acquirer refuses to assume or replace awards granted, prior to the consummation of such transaction, awards issued under our 2021 Plan (other than any portion subject to performance-based vesting) will be subject to accelerated vesting such that 100% of such awards will become vested and exercisable or payable, as applicable. The Plan Administrator may also make appropriate adjustments to awards under our 2021 Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions.
Amendment and Termination
The Plan Administrator may terminate, amend or modify our 2021 Plan at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule), and generally no amendment may materially and adversely affect any outstanding award without the affected participant’s consent. Notwithstanding the foregoing, an Option may be amended to reduce the per share exercise price below the per share exercise price of such stock option on the grant date and stock options may be granted in exchange for, or in connection with, the cancellation or surrender of stock options having a higher per share exercise price without receiving additional stockholder approval.
No ISOs may be granted pursuant to our 2021 Plan after the tenth anniversary of the effective date of our 2021 Plan, and no additional annual share increases to our 2021 Plan’s aggregate share limit will occur from and after such anniversary. Any award that is outstanding on the termination date of our 2021 Plan will remain in force according to the terms of our 2021 Plan and the applicable award agreement.
Federal Income Tax Consequences
The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in our 2021 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2021 Plan.
ISOs. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any ISO is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes. Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.
Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified stock option is granted under our 2021 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.
Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested) or (ii) makes an election under Section 83(b) of the Code to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.
RSUs. In general, no taxable income is realized upon the grant of an RSU (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the RSU. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
SARs. A grant of a SAR (which can be settled in cash or our Common Stock) has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.
Performance Bonus Awards and Performance Stock Units. The participant will not realize income when a performance award is granted (which can be settled in cash or our Common Stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Other Stock- or Cash-Based Awards. The participant will not realize income when a stock bonus (which can be settled in cash or our Common Stock) is granted, but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Withholding Tax Requirements. Whenever shares are to be issued in satisfaction of Awards granted under our 2021 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an Award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. Our Compensation Committee may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

New Plan Benefits
In April 2025, our Board approved grants consisting of 5,000 RSUs and stock options to purchase up to 5,000 shares of our Common Stock to each of our non-employee directors under our 2021 Plan. Additionally, in April 2025, our Compensation Committee approved grants of stock options to purchase a total of 188,278 shares of Common Stock to executive and non-executive employees. These equity grants are contingent upon stockholder approval of this Proposal No. 3 and included in the table below.
Other than the grants disclosed in the table below, our Compensation Committee has broad discretion over the granting and amount of Awards under the 2021 Plan. As a result, it is not possible to determine any additional benefits or amounts that will be received by any individual participant or group of participants in the future, other than those described above.

Name and Position	Dollar Value(1) ($)	Number of Shares Underlying Options (#)	Number of RSUs (#)
Paul Shoun Co-Founder, President, and Chairman of our Board	42,856.21	46,281	—
Brian Schaffner Chief Executive Officer and Interim Chief Financial Officer	40,298.59	43,519	—
Greg Aydelott Former Chief Operating Officer	—	—	—
Executive Group	113,681.32	122,766	—
Non-Executive Director Group	27,780.00	15,000	15,000
Non-Executive Officer Employee Group	60,664.11	65,512	—

(1)
The dollar value included is based on the closing price per share of Common Stock on June 16, 2025, of $0.926. However, the actual dollar value of such awards will not be determinable until the effective grant date of such awards.

Approval Requirements
Under Nevada law and our Bylaws, if a quorum is present, this Proposal No. 3 will be approved if the number of votes cast “FOR” the Plan Amendment exceeds the number of votes cast “AGAINST” the matter. This proposal is considered a “non-routine” matter. As a result, a bank, broker, dealer, or other nominee may not vote without instructions on this proposal. Abstentions and broker non-votes will have no effect on the outcome of Proposal No. 3.
OUR BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR 2021 INCENTIVE AWARD
PLAN.
PROXIES WILL BE VOTED “FOR” THE PLAN AMENDMENT UNLESS OTHERWISE SPECIFIED.

PROPOSAL 4 – AMENDMENT OF 2021 EMPLOYEE STOCK PURCHASE PLAN
Our Board believes our 2021 ESPP is important to enhance our ability to attract and retain the services of employees upon whose judgment, initiative, and efforts the successful conduct and development of our business largely depends. We are asking our stockholders to approve an amendment to our 2021 ESPP (the “ESPP Amendment”) to increase the number of shares of Common Stock reserved for issuance under the plan by 500,000 shares. The Board, upon the recommendation of our Compensation Committee, unanimously approved the ESPP Amendment, subject to stockholder approval at the Annual Meeting.
If the ESPP Amendment is approved, the total number of shares authorized for issuance under our 2021 ESPP will increase to an aggregate of 524,051 shares, inclusive of awards previously granted by our Board subject to stockholder approval of this Proposal No. 4. If the ESPP Amendment is not approved, our 2021 ESPP will remain in effect according to its current terms.
Purpose of Our 2021 ESPP and Rationale for ESPP Amendment
Our 2021 ESPP was adopted in connection with our initial public offering to offer eligible employees an opportunity to acquire or increase their ownership interests in the Company, giving participants a meaningful equity stake in our business and an interest in the success and increased value of the Company, and encouraging them to remain employed with the Company. No shares have been issued to date under our 2021 ESPP.
There were initially 128,900 shares of Common Stock reserved for issuance under our 2021 ESPP, and under the 2021 ESPP’s “evergreen” provision, the share reserve increases annually by 1% of the outstanding Common Stock as of December 31 of the prior year. The number of shares of Common Stock available under our 2021 ESPP will continue to increase in future years through January 31, 2031 pursuant to our 2021 ESPP’s evergreen provision.
However, as a result the Reverse Stock Split consummated in October 2024, the number of shares of Common Stock reserved for issuance under our 2021 ESPP was substantially reduced. As of June 17, 2025, only 24,051 shares of Common Stock remain reserved for issuance under our 2021 ESPP, which is not sufficient for anticipated levels of future participation in the plan, and the utility of our 2021 ESPP will be limited. Our Board believes it is in the best interest of our stockholders to seek an increase in the number of shares of our Common Stock reserved for issuance under our 2021 ESPP so we can continue to motivate and incentivize our employees, encourage employee performance that drives stockholder value over the long term, and fulfill the objectives of our compensation strategy.
In considering our recommendation to increase the number of shares of our Common Stock reserved for issuance under our 2021 ESPP by 500,000 shares, our Board considered a number of factors, including: the historical and projected participation in level under our 2021 ESPP by our eligible employees, including the level of payroll deductions anticipated to be authorized by eligible employees; and the significant reduction in the trading price, and increased volatility, of our Common Stock in recent years, which has resulted in an overall diminution in the value of our previously issued equity awards.
In light of the foregoing, our Board believes the additional share request to be appropriate and necessary to meet the objectives of our equity compensation program, and to be in the best interest of our stockholders.
If this Proposal No. 4 is approved by our stockholders at the Annual Meeting, we intend to register the shares of Common Stock available for issuance under our 2021 ESPP on a registration statement on Form S-8 under the Securities Act as soon as reasonably practicable following receipt of approval.
A copy of the ESPP Amendment is attached to this Proxy Statement as Appendix B.
Material Features of Our 2021 ESPP
The following provides a summary of the material features of our 2021 ESPP. This summary does not purport to be a complete description of all of the provisions of our 2021 ESPP and is qualified in its entirety by the plan document of our 2021 ESPP, filed as an exhibit to our Annual Report.
Our 2021 ESPP is designed to allow our eligible employees to purchase shares of our Common Stock, at periodic intervals, with their accumulated payroll deductions. Our 2021 ESPP consists of two components: a Section 423 component, which is intended to qualify under Section 423 of the Code and a non-Section 423 component, which need not qualify under Section 423 of the Code.

Administration
Subject to the terms and conditions of our 2021 ESPP, our compensation committee administers our 2021 ESPP (the “ESPP Administrator”). Our compensation committee can delegate administrative tasks under our 2021 ESPP to the services of an agent and/or employees to assist in the administration of our 2021 ESPP. The ESPP Administrator has the discretionary authority to administer and interpret our 2021 ESPP. Interpretations and constructions of the ESPP Administrator of any provision of our 2021 ESPP, or of any rights thereunder, will be conclusive and binding on all persons. We will bear all expenses and liabilities incurred by the ESPP Administrator.
Eligibility
Employees eligible to participate in our 2021 ESPP for a given offering period generally include employees who have been employed by us or one of our future subsidiaries for a specified period of time prior to the first day of the offering period, or the enrollment date. Our employees (and, if applicable, any employees of our future subsidiaries) who customarily work less than five months in a calendar year or are customarily scheduled to work less than 20 hours per week will not be eligible to participate in our 2021 ESPP. Finally, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all our classes of stock or of one of our future subsidiaries will not be allowed to participate in our 2021 ESPP.
Participation
Employees will enroll under our 2021 ESPP by completing a payroll deduction form permitting the deduction from their compensation of at least 1% of their compensation but not more than 15% of their compensation. Such payroll deductions will be expressed as a whole number percentage, and the accumulated deductions will be applied to the purchase of shares on each purchase date. However, a participant may not purchase more 100,000 shares in each purchase period and, under the Section 423 component, may not accrue the right to purchase shares of Common Stock at a rate that exceeds $25,000 in fair market value of shares of our Common Stock (determined at the time the Option is granted) for each calendar year the Option is outstanding (as determined in accordance with Section 423 of the Code). The ESPP Administrator has the authority to change the per purchase period limitation for any subsequent offering period. As of June 17, 2025, there are approximately 20 employees eligible for participation in our 2021 ESPP.
Offering
Under our 2021 ESPP, participants are offered the option to purchase shares of our Common Stock at a discount during a series of offering periods, which may be comprised of multiple purchase periods. The ESPP Administrator may determine the duration and timing of offering periods in its discretion. However, in no event may an offering period be longer than 27 months in length.
The Option purchase price will be the lower of 85% of the closing trading price per share of our Common Stock on the first day of an offering period in which a participant is enrolled or 85% of the closing trading price per share on the purchase date, which will occur on the last day of each purchase period.
Unless a participant has previously canceled his or her participation in our 2021 ESPP before the purchase date, the participant will be deemed to have exercised his or her Option in full as of each purchase date. Upon exercise, the participant will purchase the number of whole shares that his or her accumulated payroll deductions will buy at the Option purchase price, subject to the participation limitations listed above.
A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant will receive a refund of the participant’s account balance in cash without interest. Following at least one payroll deduction, a participant may also decrease (but not increase) his or her payroll deduction authorization once during any purchase period. If a participant wants to increase or decrease the rate of payroll withholding, he or she may do so effective for the next offering period by submitting a new form before the offering period for which such change is to be effective.
Amendment and Termination
Our Board may amend, suspend or terminate our 2021 ESPP at any time. However, our Board may not amend our 2021 ESPP without obtaining stockholder approval within twelve months before or after such amendment to the extent required by applicable laws.

Federal Income Tax Consequences
The following is a general summary, as of the date of this Proxy Statement, of the United States federal income tax consequences to our 2021 ESPP participants and us. The federal tax laws may change and the federal, state, and local tax consequences for any participant will depend upon his or her individual circumstances.
Our 2021 ESPP consists of two components: a Section 423 component, which is intended to qualify under Section 423 of the Code and a non-Section 423 component, which need not qualify under Section 423 of the Code.
Tax Consequences to U.S. Participants in the Section 423 Component
The right of U.S. participants to make purchases under the Section 423 component are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the Option or the purchase of shares. However, a participant may become liable for tax upon disposition of the shares acquired as discussed below.
If the shares are sold or disposed of, including by way of gift, at least two years after the offering date and more than one year after the date on which shares were transferred to the employee, then the lesser of (a) the excess of the amount actually received for the shares over the amount paid for the shares or (b) 15% of the fair market value of the shares on the purchase date, will be treated as ordinary income to the participant. The employee’s basis in the shares will be increased by the amount of the compensation income recognized. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold and the sales price is less than the price paid for the shares, there is no ordinary income and the participant has a capital loss for the difference.
If the shares are sold or disposed of, including by way of gift, before the expiration of the holding periods described above, then the excess of the fair market value of the shares on the last date of the offering period in which the shares were purchased over the purchase price of the shares will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The basis in the shares will be increased by the amount of the compensation income recognized. Any further gain or loss recognized in connection with any such sale or exchange will be treated as capital gain or loss and will be treated as short-term capital gain or loss if the shares have been held less than one year.
If shares are sold or disposed of before the expiration of the statutory holding periods, we are generally entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant in connection with such sale or disposition.
Tax Consequences to U.S. Participants in the Non-Section 423 Component
A U.S. participant in the non-Section 423 component will have compensation income equal to the value of the common stock on the day participant purchased the shares less the purchase price. When a participant sells the shares purchased under the non-Section 423 component, the participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the share on the day the participant purchased it. This capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term. Any compensation income that a participant receives upon the purchase of shares of common stock under the non-Section 423 component is subject to withholding for income, Medicare and social security taxes, as applicable. In addition, the compensation income is required to be reported as ordinary income to the participant on the participant’s annual Form W-2, and the participant is responsible for ensuring that this income is reported on the participant’s individual income tax return. We are generally entitled to a deduction for amounts taxed as ordinary income to a participant to the extent of ordinary income recognized upon a purchase made under the non-Section 423 component.
The foregoing summary of the effect of federal income taxation upon our 2021 ESPP participants and us with respect to the shares purchased under our 2021 ESPP does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

Approval Requirements
Under Nevada law and our Bylaws, if a quorum is present, this Proposal No. 4 will be approved if the number of votes cast FOR the ESPP Amendment exceeds the number of votes cast AGAINST the matter. This proposal is considered a “non-routine” matter. As a result, a bank, broker, dealer, or other nominee may not vote without instructions on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 4.
OUR BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR 2021 EMPLOYEE STOCK
PURCHASE PLAN.

PROXIES WILL BE VOTED “FOR” THE ESPP AMENDMENT UNLESS OTHERWISE SPECIFIED.

ADDITIONAL INFORMATION
Stockholder Proposals and Director Nominations For 2026 Annual Meeting
Proposals or director nominations by stockholders intended to be presented at our 2026 Annual Meeting and included in our proxy statement and form of proxy relating to that meeting must be delivered to our principal executive offices located at 2025 SW Deerhound Avenue, Redmond, Oregon 97756 no later than February 17, 2026. In order to be included in our proxy statement, any such proposal or director nomination must comply with applicable SEC rules.
Proposals or director nominations by stockholders intended to be considered at the 2026 Annual Meeting without including any such proposal or director nomination in our proxy statement and form of proxy relating to that meeting must be delivered to our principal executive offices no earlier than the close of business on May 2, 2026 (the 90th day prior to the first anniversary of the Annual Meeting), and no later than the close of business on June 1, 2026 (the 60th day prior to the first anniversary of the Annual Meeting). In order to make a proposal at the 2026 Annual Meeting, any such proposal or director nomination must comply with our Bylaws.
In addition to satisfying the foregoing requirements of our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 1, 2026 (the 60th day prior to the first anniversary of the Annual Meeting).
Appraisal Rights
The Company’s stockholders do not have appraisal rights under Nevada law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of our annual report and proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the Nevada Revised Statutes and potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single copy of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders by written or oral request, after which we will promptly deliver a separate copy of our proxy materials to one or more stockholders at a shared address to which a single copy of our proxy materials was delivered. Once you have received notice from your broker or bank that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker or bank. If you are a record holder, you may call Broadridge at (800) 542-1061 or submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request householding of their communications should contact their broker or bank. Stockholders of record can contact Broadridge at the telephone number or address listed above.
No Incorporation by Reference
References to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement. Information on our website, other than our Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Disclaimer
This Proxy Statement may contain statements regarding future individual and Company performance targets and Company performance goals. These targets and Company performance goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Other Matters
As of the date of this Proxy Statement, our Board knows of no matters other than those listed in this Proxy Statement that are likely to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

By Order of the Board,

/s/ Paul Shoun
Paul Shoun
Co-Founder, President, and Chairman of our Board

Redmond, Oregon
June 17, 2025

APPENDIX A

SECOND AMENDMENT TO THE EXPION360 INC. 2021 INCENTIVE AWARD PLAN
This Second Amendment (this “Second Plan Amendment”) to the Expion360 Inc. 2021 Incentive Award Plan (as may be amended from time to time, the “2021 Plan”) is made on July 31, 2025. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the 2021 Plan.
WHEREAS, Section 11.4 of the 2021 Plan permits the Board to amend the 2021 Plan, subject, in the case of any amendment requiring stockholder approval under Applicable Law, to approval by the Company’s stockholders;
WHEREAS, the Board desires to amend the 2021 Plan to increase the Overall Share Limit;
WHEREAS, an increase to the Overall Share Limit requires stockholder approval under Applicable Law;
WHEREAS, this Second Plan Amendment shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve such Second Plan Amendment (the “Second Amendment Effective Date”); and
WHEREAS, if the Company’s stockholders fail to approve this Plan Amendment, the 2021 Plan as in effect prior to the Amendment Effective Date shall continue in full force and effect.
NOW, THEREFORE, pursuant to Section 11.4 of the 2021 Plan, the 2021 Plan is hereby amended as follows, effective as of the Amendment Effective Date:
1.	Section 2.30 of the 2021 Plan is hereby amended to read as follows:
“Overall Share Limit” means the sum of (i) 10% of the fully diluted shares of all classes of the Company’s common stock outstanding immediately following the Public Trading Date plus (ii) any Shares that are subject to Awards that become available for issuance under the Plan pursuant to Article V plus (iii) an increase commencing on January 1, 2022 and continuing annually on the anniversary thereof through (and including) January 1, 2031, equal to the lesser of (A) 5% of the aggregate number of shares of all classes of the Company’s common stock outstanding on the last day of the immediately preceding calendar year and (B) such smaller number of Shares as determined by the Board or the Committee plus (iv) an additional 250,000 Shares as of the Amendment Effective Date, and (v) an additional 750,000 Shares as of the Second Amendment Effective Date.
2.	A new Section 2.39(b) is hereby added to the 2021 Plan, and shall read as follows:
“Second Amendment Effective Date” means the date the stockholders of the Company approve the amendment to the Plan proposed to such stockholders of the Company in the Company’s 2025 annual proxy statement.
3.
This Second Plan Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

4.
All terms and provisions of 2021 Plan not amended hereby shall remain in full force and effect. From and after the Second Amendment Effective Date, all references to the term “Plan,” “Second Amendment Effective Date” or “2021 Plan” in this Second Plan Amendment or the 2021 Plan shall include the terms contained in this Second Plan Amendment.

A-1

APPENDIX B

AMENDMENT TO THE EXPION360 INC. 2021 EMPLOYEE STOCK PURCHASE PLAN
This Amendment (this “ESPP Amendment”) to the Expion360 Inc. 2021 Employee Stock Purchase Plan (as may be amended from time to time, the “2021 ESPP”) is made on July 31, 2025. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the 2021 ESPP.
WHEREAS, Section 7.5 of the 2021 ESPP permits the Board to amend the 2021 ESPP, subject, in the case of any amendment requiring stockholder approval under applicable law, to approval by the Company’s stockholders;
WHEREAS, the Board desires to amend the 2021 ESPP to increase the Common Stock reserved;
WHEREAS, an increase to the Common Stock reserved requires stockholder approval under applicable law;
WHEREAS, this ESPP Amendment shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve such ESPP Amendment (the “Amendment Effective Date”); and
WHEREAS, if the Company’s stockholders fail to approve this ESPP Amendment, the 2021 ESPP as in effect prior to the Amendment Effective Date shall continue in full force and effect.
NOW, THEREFORE, pursuant to Section 7.5 of the 2021 ESPP, the 2021 ESPP is hereby amended as follows, effective as of the Amendment Effective Date:
1.	Section 5.1 of the 2021 ESPP is hereby amended to read as follows:
Common Stock Reserved. Subject to adjustment as provided in Section 5.2 [Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale] hereof, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be the sum of (a) 2% of the fully diluted shares of all classes of the Company’s common stock outstanding as of immediately following the Public Trading Date, (b) an increase commencing on January 1, 2022 and continuing annually on the anniversary thereof through (and including) January 1, 2031, equal to the lesser of (A) 1% of the aggregate number of shares of all classes of the Company’s common stock outstanding on the last day of the immediately preceding calendar year, and (B) such smaller number of shares of Common Stock as determined by the Board or the Committee, and (c) an increase of 500,000 shares of Common Stock as of the Amendment Effective Date; provided, however, no more than 2,500,000 shares of Common Stock may be issued under the Plan. Shares made available for sale under the Plan may be authorized but unissued shares, treasury shares of Common Stock, or reacquired shares reserved for issuance under the Plan. All or any portion of such maximum number of shares may be issued under the Section 423 Component.
2.	A new Section 2.2(b) is hereby added to the 2021 ESPP, and shall read as follows:
“Amendment Effective Date” means the date the stockholders of the Company approve the amendment to the Plan proposed to such stockholders of the Company in the Company’s 2025 annual proxy statement.
3.
This ESPP Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

4.
All terms and provisions of 2021 ESPP not amended hereby shall remain in full force and effect. From and after the Amendment Effective Date, all references to the term “Amendment Effective Date” or “2021 ESPP” in this ESPP Amendment or the 2021 ESPP shall include the terms contained in this Plan Amendment.

B-1

APPENDIX C

PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

EXPION360 INC.
2025 SW DEERHOUND AVENUE
REDMOND, OR 97756

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on Wednesday, July 30, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on Wednesday, July 30, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. Eastern Time on Wednesday, July 30, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75885-P35168

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXPION360 INC.

The Board of Directors recommends you vote FOR each of the following:

	For All	Withhold All	For All Except
1. Election of Directors:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul Shoun
02) Brian Schaffner
03) George Lefevre
04) Tien Q. Nguyen
05) Steven M. Shum

The Board of Directors recommends you vote FOR each of the following proposals:

	For	Against	Abstain
2. The ratification of the appointment of M&K CPAS, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐
3. The approval of an increase of shares of the Company's common stock authorized under the Company's 2021 Incentive Award Plan.	☐	☐	☐
4. The approval of an increase of shares of the Company's common stock authorized under the Company's 2021 Employee Stock Purchase Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

C-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

V75886-P35168

EXPION360 INC.
Annual Meeting of Stockholders
Thursday, July 31, 2025, at 9:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul Shoun and Brian Schaffner, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EXPION360 INC. that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on Thursday, July 31, 2025, at the Comfort Suites Redmond Airport located at 2243 SW Yew Avenue, Redmond, Oregon 97756, and any continuations, adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

C-2